                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CELLSTAR CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               PRELIMINARY COPY
                               [LETTERHEAD/LOGO]
April 17, 1998

To CellStar Corporation Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of CellStar Corporation (the "Company") to be held at the Las Colinas Country Club, 4900 North O'Connor Blvd., Irving, Texas, on Tuesday, May 19, 1998, at 10:00 a.m., Dallas time.

  The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes (i) the election of two Class III directors of the Company; (ii) approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 45,000,000 to 200,000,000; and (iii) approval of the amendment and restatement of the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan to increase the number of shares of the Company's common stock available for issuance under such plan from 3,000,000 to 4,000,000. In addition, we will review with you the affairs and progress of the Company during the past fiscal year.

  Directors and officers of the Company will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend.

  The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

  Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy.

  I look forward to seeing you at the Meeting.

Sincerely,

/s/ Alan H. Goldfield

Alan H. Goldfield
Chairman of the Board and
 and Chief Executive Officer

                               PRELIMINARY COPY
                             CELLSTAR CORPORATION
                             1730 BRIERCROFT COURT
                            CARROLLTON, TEXAS 75006

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 1998

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CellStar Corporation, a Delaware corporation (the "Company"), will be held at the Las Colinas Country Club, 4900 North O'Connor Blvd., Irving, Texas, on Tuesday, May 19, 1998, at 10:00 a.m., Dallas time, for the following purposes:

  (1) To elect two Class III directors for terms expiring in 2001;

  (2) To consider and approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 45,000,000 to 200,000,000;

  (3) To consider and approve the amendment and restatement of the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan to increase the number of shares of the Company's common stock available for issuance under such plan from 3,000,000 to 4,000,000; and

  (4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  The close of business on April 3, 1998, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices located at 605 West Airport Freeway, Irving, Texas 75062.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

                                          By Order of the Board of Directors,

                                          /s/ Elaine Flud Rodriguez

                                          Elaine Flud Rodriguez
                                          Vice President, Secretary
                                           and General Counsel

Carrollton, Texas
April 17, 1998

                               PRELIMINARY COPY
                             CELLSTAR CORPORATION
                             1730 BRIERCROFT COURT
                            CARROLLTON, TEXAS 75006

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 19, 1998

  This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CellStar Corporation (the "Company" or "CellStar") for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the Las Colinas Country Club, 4900 North O'Connor Blvd., Irving, Texas, on Tuesday, May 19, 1998, at 10:00 a.m., Dallas time, or at such other time and place to which the Meeting may be adjourned. The approximate date on which this Proxy Statement and accompanying Proxy are first being sent or given to stockholders is April 17, 1998.

  All shares represented by valid Proxies, unless the stockholder specifies otherwise, will be voted (i) FOR the election of the two persons named under "Proposal I--Election of Directors" as nominees for election as Class III directors; (ii) FOR the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 45,000,000 to 200,000,000; and (iii) FOR the amendment and restatement of the CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan (the "1993 Incentive Plan") to increase the number of shares of Common Stock available for issuance pursuant to awards granted thereunder from 3,000,000 to 4,000,000. The Board of Directors knows of no other business to be presented at the Meeting. If any other business is properly presented, the persons named in the enclosed Proxy have authority to vote on such matters in accordance with such persons' discretion. Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

  A stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting.

                       RECORD DATE AND VOTING SECURITIES

  The record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof was the close of business on April 3, 1998 (the "Record Date"), at which time the Company had issued and
outstanding       shares of Common Stock. Common Stock is the only class of
outstanding voting securities of the Company.

                               QUORUM AND VOTING

  The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum. Each share of Common Stock represented at the Meeting in person or by Proxy will be counted toward a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock is entitled to one vote with respect to any matter (including election of directors) to be voted at the Meeting.

  To be elected, each nominee for election as a Class III Director must receive the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting and entitled to vote on such proposal. Votes may be cast in favor or withheld with respect to each nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes for such proposal and, therefore, will not affect the outcome of the vote on such proposal.

  Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date. Abstentions may be specified on such proposal and will have the same effect as a vote against such proposal.

  Approval of the amendment and restatement of the 1993 Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote on such proposal. Abstentions may be specified on such proposal and will have the same effect as a vote against such proposal.

  "Broker non-votes" (i.e., shares held by brokers or nominees as to which the brokers have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares), if any, will be counted as present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters). Therefore, with respect to approval of Proposal III, which requires the affirmative vote of a majority of the shares represented and entitled to vote, broker non-votes will be excluded from the tabulation and will have no effect on such proposal. However, with respect to approval of Proposal II, which requires the affirmative vote of a majority of all outstanding shares, broker non-votes will have the same effect as a vote against such proposal. Broker non-votes will have no effect on Proposal I.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation provides for a Board of Directors divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year at the Company's Annual Meeting of Stockholders. Each class of directors is elected for a term of three years, except in the case of elections to fill vacancies or newly created directorships.

  There are two Class III directors to be elected for terms expiring at the Company's Annual Meeting of Stockholders in 2001 or until their successors have been elected and qualified. It is intended that the names of the nominees indicated below will be placed in nomination and that the persons named in the Proxy will vote for their election. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. Proxies cannot be voted for more than two nominees.

  Information concerning the two nominees proposed by the Board of Directors for election as Class III directors, along with information concerning the present Class I and Class II directors, whose terms of office will continue after the Meeting, is set forth below.

  The nominees for election as Class III directors are as follows:

CLASS III NOMINEES--TERMS EXPIRING IN 2001

        NAME                AGE CURRENT POSITION
        ----                --- ----------------
   Alan H. Goldfield.......  54 Chairman of the Board and Chief Executive Officer
   Terry S. Parker.........  53 Director

  The present directors whose terms will expire after 1998 are as follows:

CLASS I DIRECTORS--TERMS EXPIRING IN 1999

        NAME                AGE CURRENT POSITION
        ----                --- ----------------
   Richard M. Gozia........  53 President, Chief Operating Officer and Director
   Sheldon I. Stein........  44 Director
   Daniel T. Bogar.........  38 Senior Vice President--Latin American Region and Director

CLASS II DIRECTORS--TERMS EXPIRING IN 2000

        NAME                AGE CURRENT POSITION
        ----                --- ----------------
   James L. Johnson........  71 Director
   John T. Stupka..........  48 Director

  Set forth below is a description of the backgrounds of each of the directors of the Company.

  ALAN H. GOLDFIELD is a founder of the Company and has been the Chairman of the Board and Chief Executive Officer of the Company since its formation. Mr. Goldfield served as President of the Company from its formation until March 1995, when Terry S. Parker was appointed President, and from August 1996 until December 1996, when Richard M. Gozia was appointed President. Mr. Goldfield serves as an officer and director of the Company pursuant to his employment agreement. See "Executive Compensation--Employment Contracts and Termination of Employment and Change in Control Arrangements." Mr. Goldfield presently serves on the Employee Stock Option Committee of CellStar's Board of Directors.

  TERRY S. PARKER has served as a director of the Company since March 1995 and served as President and Chief Operating Officer of the Company from March 1995 through July 1996. Mr. Parker served as Senior Vice President of GTE Corporation and President of GTE's Personal Communications Services, GTE's wireless division, from October 1993 until he joined the Company. From 1991 to 1993, Mr. Parker served as President of GTE Telecommunications Products and Services. Prior to 1991, Mr. Parker served as President of GTE Mobile Communications. Mr. Parker serves on the Boards of Directors for HighwayMaster Communications, Inc., EqualNet Corporation and Illinois Superconductor Corporation.

  RICHARD M. GOZIA has been the President and Chief Operating Officer of the Company since December 1996. Mr. Gozia joined CellStar as Executive Vice President--Administration and Chief Financial Officer in June 1996. He has been a member of the Board of Directors since June 1996. Mr. Gozia serves as an officer and director of the Company pursuant to his employment agreement. See "Executive Compensation--Employment Contracts and Termination of Employment and Change in Control Arrangements." From 1994 to 1996, Mr. Gozia served as Executive Vice President of SpectraVision, Inc. ("SpectraVision"), a provider of in-room hotel movies. In June 1995, SpectraVision filed for protection under the federal bankruptcy laws. From 1991 to 1994, Mr. Gozia was Chairman and Chief Executive Officer of Wyatt Cafeterias, Inc. In June 1995, Triangle FoodService Corporation, formerly Wyatt Cafeterias, Inc., filed for protection under the federal bankruptcy laws. Mr. Gozia presently serves on the Employee Stock Option Committee of CellStar's Board of Directors.

  SHELDON I. STEIN has served as a director of the Company since August 1996. Mr. Stein is a Senior Managing Director of and oversees the Southwestern Corporate Finance Department for Bear, Stearns & Co. Inc. Mr. Stein also serves on the Boards of Directors of Fresh America Corp., The Men's Wearhouse, Inc., FirstPlus Financial Group, Inc., Tandycrafts, Inc. and Precept Business Services, Inc. Mr. Stein also serves as a trustee of Brandeis University. Mr. Stein presently serves on the Audit and Compensation Committees of CellStar's Board of Directors.

  DANIEL T. BOGAR has served as Senior Vice President--Latin American Region since January 1998 and as a director of the Company since July 1994. Mr. Bogar served as Vice President of Latin American Operations from April 1997 to January 1998. From 1993 to 1997, Mr. Bogar served as Vice President of South American

Operations. From 1991 to 1992, Mr. Bogar managed the Company's operations in Mexico, and from 1987 to 1991, Mr. Bogar was General Manager of the Company's Houston, Texas operations.

  JAMES L. JOHNSON has served as a director of the Company since March 1994. Mr. Johnson has been Chairman Emeritus of GTE Corporation since May 1992 and served as GTE's Chairman and Chief Executive Officer from April 1988 to April 1992. Mr. Johnson began his career with Southwestern Associated Telephone Company (the predecessor company of GTE Central) in 1949. He has been a member of GTE's Board of Directors since 1985 and is currently a director of Harte Hanks Communications, Inc., M.O.N.Y (Mutual of New York, Inc.), Valero Energy Corp., Walter Industries Incorporated and Finova Group Incorporated (formerly GFC Financial). Mr. Johnson is also past Chairman of the United States Telephone Association. Mr. Johnson presently serves on the Audit and Compensation Committees of CellStar's Board of Directors.

  JOHN T. STUPKA has served as a director of the Company since January 1997. Mr. Stupka has served as President, Chief Executive Officer and director of Mobile Telecommunications Technologies, Inc. since August 1996. From July 1995 to August 1996, Mr. Stupka was Senior Vice President--Strategic Planning for SBC Communications (formerly Southwestern Bell Telephone Company). From November 1985 to August 1995, Mr. Stupka was President and Chief Executive Officer of Southwestern Bell Mobile Systems. Mr. Stupka presently serves on the Audit and Compensation Committees of CellStar's Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTOR NAMED ABOVE.

                     MEETINGS OF DIRECTORS AND COMMITTEES

  The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met eight times and acted by unanimous written consent ten times during the 1997 fiscal year. During the 1997 fiscal year, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

  The Board of Directors has established audit, compensation and employee stock option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the 1997 fiscal year are described below.

  Audit Committee. The Board of Directors has a standing Audit Committee, which committee has the power to (i) recommend to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitor the performance of such firm; (ii) review and approve the scope of the annual audit and evaluate with the independent certified public accountants the Company's annual audit and annual consolidated financial statements; (iii) review with management the status of internal accounting controls; (iv) evaluate problem areas having a potential financial impact on the Company that may be brought to its attention by management, the independent certified public accountants or the Board; and (v) evaluate the public financial reporting documents of the Company. Messrs. Johnson (Chairman), Stein and Stupka are the current members of the Audit Committee. The Audit Committee met three times during the 1997 fiscal year.

  Compensation Committee. The Board of Directors has a standing Compensation Committee, which committee has the power to establish the compensation policies of the Company and the specific compensation of the executives of the Company. The Compensation Committee also has the power to administer the 1993 Incentive Plan, the Amended and Restated Annual Incentive Compensation Plan (the "Annual Incentive Plan") and the 1994 Amended and Restated Director Nonqualified Stock Option Plan (the "Directors' Plan").

Messrs. Stein (Chairman), Johnson and Stupka are the current members of the Compensation Committee. The Compensation Committee met five times and acted by unanimous consent twelve times during the 1997 fiscal year.

  Employee Stock Option Committee. The Board of Directors has a standing Employee Stock Option Committee, which committee has authority under the 1993 Incentive Plan with respect to decisions regarding stock option awards of 10,000 shares or less to employees who are not executive officers. Messrs. Goldfield and Gozia are the current members of the Employee Stock Option Committee. The Employee Stock Option Committee acted by unanimous consent one time during the 1997 fiscal year.

  The Board of Directors does not have a nominating committee because the Board as a whole functions in this capacity. The Certificate of Incorporation provides that a stockholder may nominate a person for election to the Board of Directors at a meeting of the Company's stockholders only if written notice of such nomination(s) (a "Stockholder's Notice") is received by the Secretary of the Company no less than 60 days prior to the meeting; provided, however, that, in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Stockholder's Notice must be received by the Company no later than the close of business on the tenth day following the first to occur of the date on which such notice was mailed or the date that public disclosure of the date of the meeting was made. In accordance with the requirements of the Certificate of Incorporation, the Stockholder's Notice must include certain specified information, including, for example, (i) the name and address of the nominating stockholder, (ii) the name, address and principal occupation of the nominee and (iii) any other information relating to such nominee that is required to be disclosed in a proxy statement or Schedule 13D filing.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of February 28, 1998, by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers who were serving as such on November 30, 1997 (based on salary and bonus earned during fiscal 1997) (collectively, the "Named Executive Officers," or individually, a "Named Executive Officer"); (iii) each director and nominee for director of the Company; and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                             AMOUNT AND NATURE      PERCENT OF
NAME OF BENEFICIAL OWNER OR GROUP         OF BENEFICIAL OWNERSHIP     CLASS
---------------------------------         -----------------------   ----------
Nicholas-Applegate Capital
 Management(1)..........................         1,959,168(2)           6.7%
Gardner Lewis Asset Management(3).......         1,487,400(4)           5.1%
George D. Bjurman & Associates(5).......         1,482,480(6)           5.0%
  George Andrew Bjurman(5)
  Owen Thomas Barry III(5)
FMR Corp.(7)............................         3,399,025(8)          11.5%
  Edward C. Johnson 3d(7)
  Abigail P. Johnson(7)
Alan H. Goldfield(9)....................        10,313,055(10)         34.7%
A.S. Horng..............................         1,248,284(11)          4.2%
Richard M. Gozia........................            77,000(12)           *
Daniel T. Bogar.........................            33,691(13)           *
Timothy L. Maretti......................            15,001(14)           *
James L. Johnson........................            15,000(15)           *
Terry S. Parker.........................             3,750(15)           *
John T. Stupka..........................             3,750(15)           *
Sheldon I. Stein........................            20,650(15)(16)       *
Current Directors and Executive Officers
 as a Group.............................        10,596,731(17)         35.4%

--------
  *Less than 1%.

 (1) The address for Nicholas-Applegate Capital Management ("Applegate Capital") is 600 West Broadway, 29th Floor, San Diego, California 92101.

 (2) Based on a Schedule 13G, dated February 3, 1998, filed with the Securities and Exchange Commission by Applegate Capital. Applegate Capital reported sole voting power with respect to 1,415,358 shares, shared voting power with respect to 14,914 shares and sole dispositive power with respect to all 1,959,168 shares.

 (3) The address for Gardner Lewis Asset Management ("Gardner Lewis") is 285 Wilmington--West Chester Pike, Chadds Ford, Pennsylvania 19317.

 (4) Based on a Schedule 13G, dated February 13, 1998, filed with the Securities and Exchange Commission by Gardner Lewis. Gardner Lewis reported sole voting power with respect to 1,330,050 shares, shared voting power with respect to 18,050 shares and sole dispositive power with respect to all 1,487,400 shares.

 (5) The address for George D. Bjurman & Associates ("Bjurman & Associates"), George Andrew Bjurman and Owen Thomas Barry III is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067.

 (6) Based on a Schedule 13G, dated February 13, 1995, which was jointly filed with the Securities and Exchange Commission by Bjurman & Associates, George Andrew Bjurman and Owen Thomas Barry III (collectively, the "Bjurman Reporting Persons"). According to such Schedule 13G, Messrs. Bjurman and Barry may, as a result of their ownership in and positions with Bjurman & Associates, be deemed to be indirect beneficial owners of the securities held by Bjurman & Associates. The Bjurman Reporting Persons reported shared voting and dispositive power with respect to all 1,482,480 shares. Share information has been adjusted to reflect the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997.

 (7) The address for FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.

 (8) Based on a Schedule 13G, dated March 10, 1998, which was jointly filed with the Securities and Exchange Commission by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company. FMR Corp., through its subsidiary Fidelity Management & Research Company (which beneficially owns 3,264,325 shares of Common Stock), owns 171,675 of such shares based on the assumed conversion of $9,500,000 principal amount of the Company's 5% Convertible Subordinated Notes Due 2002. FMR Corp. and Mr. Johnson have reported sole voting power with respect to 100,600 shares of Common Stock, sole dispositive power with respect to 3,399,025 shares of Common Stock and no voting power with respect to 3,298,425 shares of Common Stock. Abigail P. Johnson has reported no voting power with respect to any of the shares of Common Stock and sole dispositive power with respect to 3,399,025 shares of Common Stock. Mr. Johnson and Abigail P. Johnson are reporting persons due to their controlling positions with FMR Corp.

 (9) The address for Mr. Goldfield is 1730 Briercroft Court, Carrollton, Texas 75006.

(10) Includes 1,185,000 shares that are subject to a revocable (upon 90 days written notice) proxy granted to Mr. Goldfield by Mr. A.S. Horng, which proxy gives Mr. Goldfield the right to vote such shares. Also includes 375,000 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

(11) Includes 1,185,000 shares that are subject to a revocable (upon 90 days written notice) proxy to vote such shares held by Alan H. Goldfield. Also includes 30,000 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

(12) Includes 75,000 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

(13) Includes 1,450 shares held by Mr. Bogar's wife and 850 shares held jointly with Mr. Bogar's wife. Also includes 30,001 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

(14) Includes 15,001 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

(15) Includes 3,750 shares subject to options granted under the Directors' Plan, which options are exercisable within 60 days.

(16) Includes an aggregate of 900 shares held in three separate trusts for the benefit of Mr. Stein's three children. Mr. Stein has no voting or dispositive power with respect to these shares and, therefore, disclaims beneficial ownership of such shares.

(17) In addition to the ownership of the directors and executive officers listed in the table and more fully described in footnotes 10 through 16 above, includes 50,250 shares subject to options granted under the 1993 Incentive Plan, which options are exercisable within 60 days.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain information regarding compensation paid to the Named Executive Officers for each of the Company's last three fiscal years.

                                                                     LONG TERM
                                     ANNUAL COMPENSATION        COMPENSATION AWARDS
                                 ---------------------------- -----------------------
                                                              RESTRICTED  SECURITIES
                                                 OTHER ANNUAL   STOCK     UNDERLYING   ALL OTHER
   NAME AND PRINCIPAL            SALARY   BONUS  COMPENSATION AWARDS(S)  OPTIONS/SARS COMPENSATION
        POSITION         YEAR      ($)     ($)       ($)         ($)      (#)(1)(2)       ($)
   ------------------    ----    ------- ------- ------------ ---------- ------------ ------------
Alan H. Goldfield....... 1997    850,000 850,000       --         --           --        24,284(3)
 Chairman of the Board   1996    850,000     --        --         --        94,305       22,484(3)
 and Chief Executive     1995    850,000     --     59,145(4)     --       375,000          --
 Officer
A.S. Horng.............. 1997    666,662 800,000       --         --        45,000          --
 Chairman, Chief         1996(5)     --      --        --         --           --           --
 Executive Officer and   1995(5)     --      --        --         --           --           --
 General Manager of
 CellStar (Asia)
 Corporation Limited
Richard M. Gozia........ 1997    392,115 397,655       --         --       225,000        8,021(6)
 President, Chief        1996    125,000     --        --         --        75,000          --
 Operating Officer       1995(5)     --      --        --         --           --           --
 and Director
Daniel T. Bogar......... 1997    240,000 240,000       --         --        15,000        4,750(7)
 Senior Vice President-- 1996    200,000  40,000       --         --        44,690          --
 Latin American Region   1995    203,333     --        --         --        15,000          --
 and Director
Timothy L. Maretti...... 1997    200,000 200,000       --         --        15,000          --
 Senior Vice President-- 1996    200,000  60,000       --         --        37,190          --
 U.S. Region             1995    203,333     --        --         --        15,000          --

--------
(1) Reflects options to acquire shares of Common Stock. The Company has not granted stock appreciation rights.

(2) All figures in this column reflect an adjustment for the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997.

(3) Consists of life insurance premiums paid by the Company.

(4) Represents $59,145 paid or reimbursed by the Company for medical expenses of Mr. Goldfield and his family. See "--Employment Contracts and Termination of Employment and Change in Control Arrangements."

(5) In accordance with Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, no information is included for fiscal years during which the Named Executive Officer did not serve as an executive officer of the Company.

(6) Consists of $3,271 in life insurance premiums paid by the Company and $4,750 of Company contributions to the Company's 401(k) plan.

(7) Consists of Company contributions to the Company's 401(k) plan.

OPTION GRANTS DURING 1997 FISCAL YEAR

  The following table provides information related to options granted to the Named Executive Officers during fiscal 1997.

                                                                                     POTENTIAL
                                                                                REALIZABLE VALUE AT
                                                                                  ASSUMED ANNUAL
                                                                                  RATES OF STOCK
                                                                                PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                 FOR OPTION TERM(1)
------------------------------------------------------------------------------- -------------------
                           NUMBER OF    % OF TOTAL
                          SECURITIES   OPTIONS/SARS EXERCISE
                          UNDERLYING    GRANTED TO   OR BASE
                         OPTIONS/SARS  EMPLOYEES IN   PRICE
   NAME                  GRANTED(#)(2) FISCAL YEAR  ($/SH)(3)  EXPIRATION DATE    5%($)    10%($)
   --------------------- ------------- ------------ --------- ----------------- --------- ---------
Alan H. Goldfield.......        --          --          --           --               --        --
A.S. Horng..............     45,000(4)      3.7      13.250    January 26, 2007   374,978   950,269
Richard M. Gozia........    225,000(5)     18.4      11.333   December 19, 2006 1,603,634 4,063,924
Daniel T. Bogar.........     15,000(4)      1.2      13.250    January 26, 2007   124,993   316,756
Timothy L. Maretti......     15,000(4)      1.2      13.250    January 26, 2007   124,993   316,756

--------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to ten years.

(2) Reflects options to acquire shares of Common Stock. The Company has not granted stock appreciation rights. All share numbers have been adjusted to reflect the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997.

(3) Exercise prices have been adjusted to reflect the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997. The option exercise price may be paid as follows: (a) in cash or by certified check, bank draft or money order payable to the order of the Company; (b) with Common Stock (including restricted stock), valued at its fair market value on the date of exercise; (c) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; and/or (d) in any other form of valid consideration that is acceptable to the Compensation Committee in its sole discretion.

(4) The options become exercisable with respect to 25% of the shares covered thereby on each of January 27, 1998, 1999, 2000 and 2001. In the event of a "change of control" (as defined in the 1993 Incentive Plan) of the Company, any unexercisable portion of the options will become immediately exercisable. See "Proposal III--Approval of the Amended and Restated 1993 Incentive Plan--Current Provisions of the 1993 Incentive Plan." The exercise price is equal to the fair market value of the Common Stock on the date of grant.

(5) The options become exercisable with respect to 25% of the shares covered thereby on each of December 20, 1997, 1998, 1999 and 2000. In the event of a "change of control" (as defined in the 1993 Incentive Plan) of the Company, any unexercisable portion of the options will become immediately exercisable. See "Proposal III--Approval of the Amended and Restated 1993 Incentive Plan--Current Provisions of the 1993 Incentive Plan." The exercise price is equal to the fair market value of the Common Stock on the date of grant.

OPTION EXERCISES DURING 1997 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  The following table provides information related to options exercised by the Named Executive Officers during the 1997 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED         IN-THE-MONEY
                           SHARES                   OPTIONS/SARS              OPTIONS/SARS
                          ACQUIRED    VALUE       AT FY-END (#)(1)          AT FY-END ($)(2)
                         ON EXERCISE REALIZED ------------------------- -------------------------
     NAME                  (#)(1)     ($)(3)  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
     ----                ----------- -------- ----------- ------------- ----------- -------------
Alan H. Goldfield.......      --         --     469,305          --      6,103,817          --
A.S. Horng..............      --         --      42,659       73,125       462,351      869,287
Richard M. Gozia........      --         --      18,750      281,250       353,906    4,333,669
Daniel T. Bogar.........   33,440    632,656     13,125       43,126       161,797      539,936
Timothy L. Maretti......   40,940    266,473        --        37,501           --       479,703

--------
(1) Figures in this column reflect an adjustment for the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997.

(2) The closing price for the Company's Common Stock as reported by the Nasdaq Stock Market on November 28, 1997 (the last trading day of fiscal 1997) was $25.875. Value is calculated on the basis of the difference between the option exercise price and $25.875 multiplied by the number of shares of Common Stock underlying the option.

(3) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise related.

COMPENSATION OF DIRECTORS

  During fiscal 1997, each director of the Company who was not an officer or other employee of the Company (an "Independent Director") was entitled to receive an annual retainer fee of $25,000, plus $1,500 for each meeting of the Board or committee of the Board that he attended. In addition, pursuant to the Directors' Plan, each Independent Director automatically receives an option (the "Initial Option") to purchase 2,500 shares of Common Stock upon becoming a non-employee director of the Company. Beginning in fiscal 1998, each Independent Director will receive only $750 for each telephonic Board or committee meeting attended. In addition, to the extent that any committee meeting is held on the same day as a full Board meeting or another committee meeting, only one $1,500 or $750 fee (as applicable) will be paid. Also beginning in fiscal 1998, in addition to the Initial Option, each Independent Director will receive an annual grant pursuant to the Company's 1993 Incentive Plan of an option (the "Annual Option") to purchase 5,000 shares of Common Stock, which option will be automatically granted on the date of the first full Board meeting following the end of each fiscal year. The Annual Option will vest with respect to 25% of the shares covered thereby on each anniversary of the date of grant and will expire ten years following the date of grant. The exercise price of all options granted to Independent Directors must be equal to the fair market value of the Company's Common Stock on the date of grant.

  Directors who are also employees of the Company receive no additional compensation for serving as directors. All directors of the Company are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to, and attendance at, meetings of the Board of Directors or committees thereof.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  The Company has entered into employment agreements (collectively, the "Employment Agreements" or individually, an "Employment Agreement") with Mr. Goldfield, Mr. Gozia and Mr. Horng (collectively, the "Executives" and individually, an "Executive"), effective December 1, 1994, May 24, 1996 and January 22,

1998, respectively. The Employment Agreements of Messrs. Goldfield and Horng provide for annual base salaries of $850,000 and $800,000, respectively, subject to increase by the Compensation Committee of the Board of Directors. Mr. Gozia's Employment Agreement originally provided for an annual base salary of $250,000, which salary was increased to $400,000 by the Compensation Committee upon Mr. Gozia's promotion to President and Chief Operating Officer in December 1996. Each of the Employment Agreements also provides that the Executive is eligible to receive an annual bonus.

  The Company is obligated under the Employment Agreements to provide to Mr. Goldfield, Mr. Gozia and Mr. Horng (i) life insurance policies with face amounts of $5,000,000, $1,250,000 and $4,000,000, respectively, and (ii)
disability insurance policies with annual disability benefits of $300,000, $200,000 and $640,000, respectively, until attainment of age 65. In addition, the Company is obligated to pay or reimburse each Executive for all medical and dental expenses incurred by him or his spouse or dependents. The Company has in place insurance to cover a portion of such expenses.

  Mr. Goldfield's Employment Agreement expires on the fifth anniversary of the date on which the Board of Directors notifies Mr. Goldfield that it has determined to fix the expiration date of the Employment Agreement. The Employment Agreements of Mr. Gozia and Mr. Horng each have a five-year term. All of the Employment Agreements are subject to earlier termination as follows: (i) by the Company (a) due to the disability of the Executive, (b) for "cause" or (c) without "cause"; or (ii) by the Executive (a) upon a material breach by the Company of the Employment Agreement ("Company Breach"),
(b) within twelve months of a "change in control" or (b) without "good reason" (i.e., for any reason other than Company Breach). If Mr. Goldfield terminates his employment due to Company Breach or if he is terminated by the Company without "cause," he will be entitled to receive his accrued but unpaid base salary and annual incentive payments through the date of termination plus five times the sum of (a) his base salary plus (b) the average of his annual incentive payments for the preceding two years. If either Mr. Gozia or Mr. Horng terminates his employment due to Company Breach or if either of them is terminated by the Company without "cause," he will be entitled to receive his accrued but unpaid base salary and annual incentive payments through the date of termination plus an amount equal to the product of (i)(a) his base salary plus (b) the average of his annual incentive payments for the preceding two years (one year for Mr. Horng) divided by 365 and multiplied by (ii) the number of days remaining in the term of his Employment Agreement. In the event of termination of employment after a "change in control," each of the Executives will be entitled to receive an amount equal to $100 less than three times his "annualized includable compensation," which is the maximum payment permitted by the Internal Revenue Code that does not constitute an "excess parachute payment."

  Under the Employment Agreements, a termination will be deemed to be "without cause" if it is for any reason other than due to the disability of the Executive or for "cause." A termination will generally be considered to be for "cause" if it is due to the Executive's (i) willful gross misconduct, (ii) conviction of a felony or (iii) material breach of his Employment Agreement. In addition, the Employment Agreements of Messrs. Gozia and Horng provide that a termination will also be deemed to be for "cause" if it is due to his gross incompetence or failure to follow directions of the Board of Directors. For purposes of the Employment Agreements, a "change in control" will be deemed to occur upon the occurrence of any of the following: (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (3) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (4) the cessation of control (by virtue of their not constituting a majority of directors) of the Company's Board of Directors by the Continuing Directors (as defined); (5) the acquisition of beneficial ownership of 15% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned less than 10% of such voting power on the date of the Employment Agreement or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of such voting power on the date of the Employment Agreement, in each case subject to certain exceptions; or
(6) subject to applicable law, in a Chapter 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7. In addition, the Employment Agreements of Messrs. Gozia and Horng each provide that a "change in control" will be deemed to occur (subject to certain exceptions) upon the execution by the Company and a stockholder of a contract that by its terms grants such stockholder (in its, his or her capacity as a stockholder) or such stockholder's affiliate, including, without limitation, such stockholder's nominee to the Board of Directors (in its, his or her capacity as an affiliate of such stockholder), the right to veto or block decisions or actions of the Board of Directors.

  The Employment Agreements also provide that the Executives will be indemnified by the Company to the fullest extent permitted by law. The right of Mr. Goldfield and Mr. Gozia to indemnification is protected by a right to require the Company to establish and fund a trust for their indemnification after a change in control or a potential change in control. The Employment Agreements also include non-competition and confidentiality provisions.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  General. Subject to existing contractual obligations, the Compensation Committee of the Board of Directors is primarily responsible for the Company's executive compensation policies and practices, and administers executive awards under the Company's 1993 Incentive Plan and Annual Incentive Plan. The Compensation Committee is composed of Messrs. James L. Johnson, Sheldon I. Stein and John T. Stupka.

  Compensation Philosophy. The Company's executive compensation philosophy reflects its belief that the compensation of executives (i) should be linked to achievement of the Company's business and strategic goals; (ii) should be aligned with the interests of stockholders through awards of stock options and other stock-based compensation; (iii) should recognize individual contributions, as well as overall business results; and (iv) should have the ultimate result of attracting, motivating and retaining highly-talented executives for the Company. To achieve these objectives, the Company's current compensation program consists of the following elements:

  .  Base salary

  . Annual incentive compensation, the receipt of which is based on (i) the financial performance of the Company and its divisions from year to year and/or (ii) significant individual contributions

  .  Long-term incentive compensation, primarily in the form of stock options

  Chief Executive Officer's Fiscal 1997 Compensation. The structure of Mr. Goldfield's fiscal 1997 compensation was based in large part on the recommendations of an outside consulting firm hired by the Company. In accordance with such recommendations, the Company entered into an employment agreement with Mr. Goldfield, effective December 1, 1994. Such agreement provides for an annual base salary of $850,000 or such greater amount as may be approved by the Compensation Committee. In addition, such agreement provides that Mr. Goldfield is eligible for an annual bonus pursuant to an incentive plan approved by the Compensation Committee. Mr. Goldfield's base salary has not been raised from the $850,000 amount provided for in 1994; however, during fiscal 1997, Mr. Goldfield was eligible to receive a cash bonus under the Annual Incentive Plan of up to 100% of his base salary (the "Maximum Bonus"), subject to achievement by the Company of an earnings threshold specified by the Compensation Committee. The percentage of the Maximum Bonus that Mr. Goldfield was eligible to receive was based on a range of earnings per share targets established by the Compensation Committee. Because the Company achieved the highest specified earnings per share target, Mr. Goldfield received a bonus of $850,000. Thus, a significant percentage of Mr. Goldfield's fiscal 1997 compensation was tied to performance of the Company. The Compensation Committee believes that the structure of Mr. Goldfield's compensation, with its strong emphasis on Company performance, is in the best interests of the Company's stockholders because it more closely aligns the interests of Mr. Goldfield and the Company's stockholders. Mr. Goldfield declined an award of stock options for fiscal 1997.

  Compensation of Other Executive Officers. In fiscal 1997, the compensation package received by other executives of the Company consisted of base salary, stock options and bonus awards. Each element is consistent with the compensation philosophy set forth above, and the determinations of the Compensation Committee regarding the appropriate form and level of executive compensation were based in part on the recommendations of management. Such recommendations reflected each individual's level of responsibility, experience and contribution to the business, as well as the Compensation Committee's ongoing assessment and understanding of the Company's business.

  Rather than increasing base salaries for the majority of the Company's executives, the Compensation Committee placed its emphasis on compensation that would more closely align the executives' interests with the stockholders' interests. Therefore, as with the Chief Executive Officer, a significant percentage of each executive's total compensation opportunity was tied to performance of the Company through (i) bonus eligibility, based on a combination of Company performance and individual achievement, and (ii) stock option awards.

  Subject to achievement by the Company of an earnings threshold specified by the Compensation Committee, the Company's executives were eligible to receive incentive bonuses under the Company's Annual Incentive Plan ranging from up to 66% percent to up to 100% percent of their base salaries. The percentage of the bonus amount awarded was based in part on a range of earnings per share targets established by the Compensation Committee and (in most cases) in part on achievement of individual goals.

  In granting stock options to the Company's executives, the Compensation Committee, with the input of management, considered each executive's current and future ability to impact achievement of strategic goals and objectives, as well as internal equity within the executive's peer group. The Compensation Committee believes this emphasis on equity compensation is in the best interests of the Company's stockholders because it more closely aligns the interests of the executives and the Company's stockholders for both near and long-term. All options granted during fiscal 1997 to the Company's executives were granted at the fair market value on the date of grant. All of such options vest at a rate of 25% per year, beginning on the first anniversary of the date of grant. See "Executive Compensation--Option Grants During 1997 Fiscal Year." Therefore, an executive will receive full benefits from the option grant only if the Company's stock price appreciates and only if the executive remains with the Company for the full term of vesting. See "Proposal III--Approval of the Amended and Restated 1993 Incentive Plan."

  Internal Revenue Code Section 162(m). In August 1993, as part of the Omnibus Budget Reconciliation Act of 1993, Section 162(m) of the Internal Revenue Code (the "Code") was enacted, which section provides for an annual one million dollar limitation (the "Deduction Limitation") on the deduction that an employer may claim for compensation of certain executives. Section 162(m) of the Code provides an exception (the "Performance-Based Compensation Exception") to the Deduction Limitation for certain performance-based compensation, and it is the intent of the Compensation Committee to qualify executive compensation for such exception to the extent necessary, feasible and in the best interests of the Company. Proposal III ("Approval of the Amended and Restated 1993 Incentive Plan") is being submitted for approval by the Company's stockholders in part to continue to qualify certain compensation under the 1993 Incentive Plan for the Performance-Based Compensation Exception to the Deduction Limitation.

                                          James L. Johnson
                                          Sheldon I. Stein
                                          John T. Stupka

COMPARATIVE PERFORMANCE GRAPH

  The following chart compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising The Nasdaq Market Index (the "Nasdaq Index") and the Media General Financial Services Radio, TV Distributors Industry Group Index (the "MG Group Index") over the period commencing December 7, 1993 (the first day after the effective date of the Company's initial public offering) and ending November 28, 1997 (the last trading day of fiscal 1997). The comparison assumes $100 was invested on December 7, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
           OF CELLSTAR CORPORATION, NASDAQ INDEX AND MG GROUP INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]



                                      FISCAL YEAR ENDING
                        ----------------------------------------------
COMPANY                  1993      1994      1995      1996      1997
-------                 ------    ------    ------    ------    ------

CELLSTAR                100.00    137.04    194.45     86.57    287.36
NASDAQ INDEX            100.00    107.70    136.55    169.42    210.44
MG GROUP INDEX          100.00     87.90     83.59    106.71    133.92

                             CERTAIN TRANSACTIONS

  From the beginning of fiscal 1997 through February 28, 1998, the Company sold approximately $144,000 in inventory to National Tape, a sole proprietorship owned by Mr. Alan H. Goldfield, the Company's Chairman of the Board and Chief Executive Officer. The Company's cost of sales for such inventory was approximately $139,000. National Tape, a retailer of cellular telephones and related products in Dallas, Texas, and a subagent of the Company, receives the Company's activation commission from Southwestern Bell Mobile Systems ("SBMS") when it performs activations for customers who subscribe for cellular service; the Company receives the residual payments from SBMS for subscriber usage. The Company believes that the terms of these transactions between National Tape and the Company are not substantially less favorable to the Company than terms given to unrelated parties.

  The Company leases a 16,500 square foot facility with retail and warehouse space from Mr. Goldfield in Irving, Texas. The lease agreement, which was entered into in October 1993, has a five-year term and provides for a monthly rental payment of $11,500, subject to an annual adjustment based on changes in the consumer price index. Lease payments from the beginning of fiscal year 1997 through February 28, 1998 totaled $172,500. The Company believes that the terms of the lease are no less favorable than terms available from unrelated parties for comparable retail/warehouse premises.

  During fiscal 1997, Mr. Daniel T. Bogar, an executive officer and a member of the Board of Directors of the Company, was indebted to the Company for an aggregate principal amount of $125,000 (the "Indebtedness"). Of the Indebtedness, $85,000 was incurred effective February 11, 1994 and bore interest at a rate equal to the prime rate published by Texas Commerce Bank plus 0.5%, and $40,000 was incurred effective February 1, 1996, and bore interest at an annual rate of 6.0%. As of August 1997, all of the Indebtedness was either repaid or forgiven. The largest aggregate amount of Indebtedness outstanding since its incurrence was $153,280.

  The Company's Hong Kong subsidiary, CellStar (Asia) Corporation Limited ("CellStar Asia"), advanced approximately $150,000 to Mr. A.S. Horng, an executive officer of the Company, in September 1996 to assist the Company in establishing its operations in Taiwan. In March 1997, Mr. Horng repaid in full the amount loaned to him by CellStar Asia without interest. Mr. Horng in turn advanced approximately $120,000 of such proceeds to the Company's wholly-owned entity in Taiwan, CellStar Telecommunication Taiwan Co., Ltd. ("CellStar Taiwan"). In March 1997, CellStar Taiwan repaid to Mr. Horng substantially all of the amounts advanced on its behalf. As of February 28, 1998, CellStar Taiwan owed Mr. Horng approximately $3,000. No interest was paid to Mr. Horng.

  In January 1998, the Company loaned Mr. Horng $499,260, which Mr. Horng used to pay the exercise price for employee stock options that would have expired in January. The loan does not bear interest and is repayable in full upon the earliest to occur of (i) the sale of the shares received upon exercise of the employee stock options or (ii) the expiration of 180 days from the date the indebtedness was incurred. The largest aggregate amount of indebtedness outstanding pursuant to such loan since its incurrence was $499,260, all of which was outstanding at February 28, 1998.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.

  To the Company's knowledge, based solely on its review of the copies of such reports received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that Daniel T. Bogar, an executive officer and director of the Company filed one late report covering two transactions.

                                  PROPOSAL II

           AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has unanimously approved, subject to the consideration and approval of the stockholders of the Company, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 45,000,000 to 200,000,000. The Board of Directors believes that this amendment is in the best interests of the Company and its stockholders because it would provide the Company with greater flexibility to issue additional shares of Common Stock, for example, to raise additional capital, to facilitate possible future acquisitions, to effect stock splits and to provide stock-related employee benefits.

  As of February 28, 1998, after giving effect to the number of shares of Common Stock outstanding and (i) approximately 3,822,959 million shares of Common Stock reserved for issuance pursuant to awards granted or to be granted under the Company's compensation plans (including the 1,000,000 shares reserved for issuance under the 1993 Incentive Plan, subject to stockholder approval at the Meeting); (ii) an aggregate of 660,000 shares of Common Stock reserved for issuance upon exercise of warrants issued by the Company in connection with its initial public offering; and (iii) 2,710,761 shares of Common Stock reserved for issuance upon conversion of the Company's 5% Convertible Subordinated Notes Due 2002, the Company had 8,422,709 million shares of Common Stock available for issuance. The availability of additional authorized but unissued shares of Common Stock would provide the Company with greater flexibility by allowing additional shares to be issued without the expense and delay of a stockholders meeting, unless stockholder approval is otherwise required, as discussed below.

  If the proposed amendment is approved by the Company's stockholders, the additional shares of Common Stock that would be available for issuance could be issued for any proper corporate purpose approved by the Board. Generally no further stockholder approval would be required for the issuance of all or any portion of the additional shares unless required by law or any rules or regulations to which the Company is subject, including the rules of The Nasdaq Stock Market. The rules of The Nasdaq Stock Market currently require stockholder approval prior to issuance of additional shares in connection with the following:

    (a) subject to certain exceptions, when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the Company or broadly based plans or arrangements including other employees;

    (b) when the issuance will result in a change of control of the Company;

    (c) in connection with the acquisition of the stock or assets of another company if (i) any director, officer or substantial stockholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, could result in an increase in outstanding Common Stock of 5% or more; or (ii) where, due to the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, other than a public offering for cash: (A) the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock; or (B) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock or securities;

    (d) in connection with a transaction other than a public offering involving: (i) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

  Although the Company considers from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time), the Company is not currently a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to such transactions, that would involve the issuance of additional shares of Common Stock in amounts that would exceed the number of currently authorized and unissued shares.

  Holders of Common Stock have no pre-emptive or other rights to subscribe for additional shares. The issuance of additional shares of Common Stock could have a dilutive effect on the voting and equity rights of the Company's stockholders. In addition, although the Board has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly and, therefore, less likely.

  THE BOARD OF DIRECTORS BELIEVES THAT A VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR SUCH PROPOSAL.

                                 PROPOSAL III

           APPROVAL OF THE AMENDED AND RESTATED 1993 INCENTIVE PLAN

  The Board of Directors has unanimously approved, subject to the consideration and approval of the stockholders of the Company, an amendment to the 1993 Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted thereunder from 3,000,000 to 4,000,000. The 1993 Incentive Plan was originally approved by the stockholders of the Company in December 1993. As the Company continues to grow, the Board of Directors believes that the success of the Company depends in part upon its ability to attract and retain highly qualified and competent key employees. The Board of Directors believes that incentive-based compensation enhances that ability and provides motivation to such persons to advance the interests of the Company and its stockholders. The Board's approval and recommendation of the amendment to the 1993 Incentive Plan follows a review and evaluation of such plan by the Compensation Committee.

  A copy of the 1993 Incentive Plan, as proposed to be amended and restated, is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the 1993 Incentive Plan, which summary is qualified in its entirety by reference to the full text of the 1993 Incentive Plan.

CURRENT PROVISIONS OF THE 1993 INCENTIVE PLAN

  The 1993 Incentive Plan is currently administered by the Compensation Committee of the Board of Directors, subject to the power of the Employee Stock Option Committee to administer awards of 10,000 shares or less to non-executives. References to the "Committee" in this discussion shall mean the Compensation Committee and/or the Employee Stock Option Committee, as applicable. The Committee has, subject to the terms of the 1993 Incentive Plan, the sole authority to grant Awards (as hereinafter defined) thereunder, to construe and interpret the 1993 Incentive Plan and to make all other determinations and take any and all actions necessary or advisable for the administration of such plan. Any employee, director or advisor of the Company or its subsidiaries is eligible to participate in the 1993 Incentive Plan; however, only employees of the Company and its subsidiaries are eligible to receive incentive stock options. As of February 28, 1998, approximately

950 persons were eligible for participation in the 1993 Incentive Plan, of which 93 persons (including four Independent Directors) were participating. Unless earlier terminated by action of the Board of Directors or the Compensation Committee, the 1993 Incentive Plan will terminate on December 3, 2003.

  The 1993 Incentive Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (i) stock options, including "incentive stock options," within the meaning of Section 422 of the Code, and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; and (iv) cash awards. Awards may be granted singly, in combination, or in tandem, as determined by the Committee in its discretion. The Committee generally has the authority to fix the terms and number of Awards to be granted under the 1993 Incentive Plan; provided that no participant may receive during any fiscal year Awards covering an aggregate of more than 250,000 shares of Common Stock under the 1993 Incentive Plan. With respect to any restrictions ("Mandated Restrictions") under the 1993 Incentive Plan that are based on the requirements of Rule 16b-3 of the Exchange Act, Sections 422 or 162(m) of the Code, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction ("Applicable Law"), to the extent that any such Mandated Restrictions are no longer required by Applicable Law, the Committee has the sole discretion and authority to grant Awards under the 1993 Incentive Plan that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

  Stock options are exercisable to purchase Common Stock of the Company during a period specified in each option agreement and are exercisable in installments pursuant to a vesting schedule designated by the Committee. Stock appreciation rights entitle the holder to receive cash or (in the discretion of the Committee) shares of Common Stock having a value equal to the appreciation in the fair market value of the Common Stock underlying the stock appreciation right from the date of grant to the date of exercise. Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate. Restrictions may include limitations on the right to transfer or encumber the restricted stock until the expiration of a specified period of time and forfeiture of the restricted stock upon the occurrence of certain events such as termination of employment prior to the expiration of a specified period of time. As of the date of this Proxy Statement, stock options were the only type of Award that had been granted under the 1993 Incentive Plan.

  An aggregate of 3,000,000 shares of Common Stock are currently authorized and reserved for issuance under the 1993 Incentive Plan, subject to adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration by the Company. At February 28, 1998, options to purchase 2,389,719 shares of Common Stock were outstanding, and 286,990 shares of Common Stock remained available for issuance under the 1993 Incentive Plan (all of which have become re-eligible for issuance due to the cancellation or forfeiture of previously-granted options).

  The 1993 Incentive Plan requires that the purchase price per share under any option or stock appreciation right may not be less than 100% of the fair market value of the underlying shares of Common Stock on the date of grant, or 110% of such value in the case of incentive stock options granted to any employee owning more than ten percent of the outstanding capital stock of the Company (a "Ten Percent Owner"). In addition, the term of any option or stock appreciation right may not exceed ten years, or five years in the case of incentive stock options granted to a Ten Percent Owner. Outstanding options granted under the 1993 Incentive Plan have ten-year terms. Vesting schedules for outstanding options range from 100% vesting on the first anniversary of the date of grant to 25% vesting per year, generally beginning on the first anniversary of the date of grant. In addition, the vesting of certain outstanding options was tied to the achievement of performance goals. The aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year may not exceed $100,000.

  The 1993 Incentive Plan provides that, in the event of a Change of Control, all unvested options and stock appreciation rights will become fully exercisable, and all restrictions will lapse with respect to outstanding shares of restricted stock. "Change of Control" is defined as the occurrence of any of the following events: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the effective date of the 1993 Incentive Plan were directors or (y) become directors after the effective date of the 1993 Incentive Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of the 1993 Incentive Plan or whose election or nomination for election was previously so approved;
(v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of the 1993 Incentive Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of the 1993 Incentive Plan; provided, however, that, notwithstanding the foregoing, an acquisition will not constitute a Change of Control under the 1993 Incentive Plan if the acquiror is (v) Alan H. Goldfield ("Goldfield"), (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further that no Change of Control will be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to (v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary; (x) any trust as to which Goldfield is the settlor with sole power to revoke; (y) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a participant's employment agreement differs from the 1993 Incentive Plan with respect to the meaning of "Change of Control," if such employment agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such employment agreement will govern.

  The exercise price for any option may be paid as follows: (a) in cash or by certified check, bank draft, or money order payable to the order of the Company; (b) with Common Stock (including restricted stock), valued at its fair market value on the date of exercise; (c) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. The closing price of the Company's Common Stock on February 27, 1998, as reported by The Nasdaq Stock Market was $32.313.

  The 1993 Incentive Plan provides that, unless otherwise permitted by the Committee, in its sole discretion, in the event of termination of a participant's service with the Company (i) any options and/or stock appreciation rights held by such participant may be exercised, to the extent exercisable on the date of termination, (a) for twelve months after termination, if termination is due to death or disability; (b) for three months after termination, if termination is due to retirement; and (c) for 30 days after termination, if termination is due to any reason other than death, disability or retirement; provided that no option or stock appreciation right may be exercisable beyond its original expiration date; and (ii) any unvested shares of restricted stock held by such participant will be forfeited. If a participant forfeits unvested shares of restricted stock and has paid consideration to the Company for such forfeited restricted stock, the Company is required to repay such consideration to the participant.

  The Board of Directors or, if authorized, the Committee, may from time to time discontinue or amend the 1993 Incentive Plan without the consent of the stockholders unless stockholder approval is required under the Code, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction.

PROPOSED AMENDMENT TO THE 1993 INCENTIVE PLAN

  The Board of Directors of the Company has unanimously approved the adoption of an amendment to the 1993 Incentive Plan to increase the number of shares of the Company's Common Stock available for issuance under such plan from 3,000,000 to 4,000,000.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1993 INCENTIVE PLAN

  Incentive Stock Options. No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares upon exercise of the incentive stock option and more than two years after the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock; provided, however, that the deduction will not be allowed if such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code Section 162(m)." Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

  The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on subsequent sale of the shares.

  Non-qualified Stock Options. No taxable income generally is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

  Stock Appreciation Rights. No taxable income will be realized by a participant upon the grant of a stock appreciation right and no deduction will be available to the Company. Upon the exercise of the stock appreciation right, the participant will realize taxable income equal to the cash or the fair market value (on the date of exercise) of the shares, or both, received, and the Company will be entitled to a deduction unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code Section 162(m)." The tax basis in any shares received will be the fair market value on the date of exercise and, if shares received are held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

  Restricted Stock. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted stock under the 1993 Incentive Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in restricted stock awarded under the 1993 Incentive Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of restricted stock received under the 1993 Incentive Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, unless such amount exceeds the Deduction Limitation and does not satisfy an exception to the Deduction Limitation. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation--Internal Revenue Code Section 162(m)." The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 1993 Incentive Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income. For stock held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

  Cash Awards. A participant who receives a cash award will not recognize any taxable income for Federal income tax purposes until the award is no longer subject to substantial risk of forfeiture. Any cash or shares of Common Stock received pursuant to the award generally will be treated as compensation income in the year in which the award becomes no longer subject to substantial risk of forfeiture. If a cash award is paid in whole or part in shares of Common Stock and the participant is subject to Section 16(b) of the Exchange Act on the date of receipt of such shares, the participant generally will not recognize compensation income until the expiration of six months from the date of receipt, unless the participant makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes. Any stock options received pursuant to such an award will not be subject to taxation upon the issuance of the option, and no deduction would be available to the Company at that time. Taxation to the participant (and deductibility for the Company) will be governed by the same rules as set forth above in the summary of certain Federal income tax consequences relating to non-qualified stock options.

  Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control, any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss by the Company of a compensation deduction.

PRIOR ISSUANCES OF OPTIONS UNDER THE 1993 INCENTIVE PLAN

  The following table sets forth certain information regarding options received under the 1993 Incentive Plan from its inception through February 28, 1998, by (i) the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, (v) each associate of any of the persons listed in (i)-(iv) above, (v) each person who has received 5% or more of such options and (vi) all employees, including current officers who are not executive officers, as a group.

                                         AGGREGATE AMOUNT OF COMMON STOCK
                                  SUBJECT TO 1993 INCENTIVE PLAN OPTIONS GRANTED
    NAME OF INDIVIDUAL OR GROUP     FROM INCEPTION THROUGH FEBRUARY 28, 1998(1)
    ---------------------------   ----------------------------------------------
   Alan H. Goldfield............                      569,305
    Chairman of the Board and
    Chief Executive Officer
   A.S. Horng...................                      215,784
    Chairman, Chief Executive
    Officer and
    General Manager of CellStar
    (Asia)
    Corporation Limited
   Richard M. Gozia.............                      325,000(2)
    President, Chief Operating
    Officer and
    Director
   Daniel T. Bogar..............                      139,691
    Senior Vice President--Latin
    American
    Region and Director
   Timothy L. Maretti...........                      132,191
    Senior Vice President--U.S.
    Region
   Terry S. Parker..............                        5,000(3)
    Director
   All current executive
    officers as a group.........                    1,632,487
   All current directors who are
    not executive officers
    as a group..................                       20,000
   All employees, including
    current officers who
    are not executive officers,
    as a group .................                    3,874,803(4)

--------
(1) Figures in this column reflect an adjustment for the Company's three-for-two Common Stock split that was effected in the form of a stock dividend in June 1997.

(2) Does not include an option to purchase 75,000 shares that was granted outside the 1993 Incentive Plan in connection with Mr. Gozia's initial employment with the Company.

(3) Does not include options granted to Mr. Parker upon his election as President of the Company in 1995, which options were terminated in connection with Mr. Parker's resignation as President.

(4) Includes options that expired or were canceled or terminated prior to their exercise and that became eligible to be regranted under the 1993 Incentive Plan. Also includes options granted to current executive officers. Does not include grants to non-employee directors.

  The amounts that would be receivable by the individuals or groups named in the table above under the 1993 Incentive Plan as proposed to be amended are not determinable at this time.

  THE BOARD OF DIRECTORS BELIEVES THAT A VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1993 INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR SUCH PROPOSAL.

                             INDEPENDENT AUDITORS

  The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending November 30, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

  Stockholders of the Company may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Company's Certificate of Incorporation. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1999 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 18, 1998. Such proposals should be directed to CellStar Corporation, 1730 Briercroft Court, Carrollton, Texas 75006, Attention: General Counsel.

                                OTHER BUSINESS

  The Board of Directors knows of no matters other than those described herein that will be presented for consideration at the Meeting. However, should any other matter(s) properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

  All costs incurred in the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegram, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding of solicitation materials to the beneficial owners of shares of Common Stock held by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

  Accompanying this Proxy Statement is a copy of the Company's Annual Report for the fiscal year ended November 30, 1997 (the "Annual Report"). The Annual Report is not to be deemed a part of this Proxy Statement.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND THE CONSOLIDATED FINANCIAL STATEMENT SCHEDULES, IF ANY, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO CELLSTAR CORPORATION, ATTN.: INVESTOR RELATIONS, 1730 BRIERCROFT COURT, CARROLLTON, TEXAS 75006.

                                          By Order of the Board of Directors,

                                          /s/ Elaine Flud Rodriguez

                                          Elaine Flud Rodriguez
                                          Vice President, Secretary and
                                           General Counsel

April 17, 1998

                                                                     APPENDIX A

                             CELLSTAR CORPORATION

              1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
                 (AS AMENDED AND RESTATED THROUGH      , 1998)

  This Plan amends and restates the CellStar Corporation 1993 Stock Option Plan, as previously amended and restated, which first became effective on December 3, 1993. Capitalized terms used herein are defined in Article 2 hereof.

  To the extent permitted under Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, the Committee shall have the power, in its sole discretion, to apply any or all of the amendments effected hereby to outstanding Stock Options previously granted under the Plan; provided that, to the extent that the application of any such amendment to an outstanding Stock Option shall have an Adverse Consequence for the Company and/or a Participant, such amendment shall not apply unless it is specifically approved by the Committee and consented to by the Participant.

  This Plan, as amended and restated, shall be effective as of      , 1998.

                                   ARTICLE 1

                                    PURPOSE

  The purpose of the Plan is to attract and retain key Employees, Nonemployee Directors and Advisors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Cash Awards, whether granted singly, in combination, or in tandem. The Plan is designed to

    (a)increase the interest of such persons in the welfare of the Company and its Subsidiaries;

    (b) furnish an incentive to such persons to continue their services for the Company and/or its Subsidiaries; and

    (c) provide a means through which the Company and its Subsidiaries may attract able persons to enter their employ or serve as Advisors.

  Unless otherwise specified by the Compensation Committee at the time of grant, with respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2

                                  DEFINITIONS

  For purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

  2.1 "Adverse Consequence" means (i) the loss of qualification of a Stock Option for special treatment under Rule 16b-3 or the commencement of a new holding period under such rule; (ii) the disqualification of a Stock Option as an Incentive Stock Option or the repricing of such Stock Option; or (iii) the Company's inability to claim the Section 162(m) Exception with respect to a Stock Option or the repricing of such Stock Option.

  2.2 "Advisor" means any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

  2.3 "Applicable Law" shall have the meaning set forth in Article 3 below.

  2.4 "Award" means the grant under the Plan of any Stock Options, Stock Appreciation Rights, shares of Restricted Stock, or Cash Award, whether granted singly, in combination, or in tandem (sometimes individually referred to herein as an "Incentive").

  2.5 "Award Agreement" means a written agreement between a Participant and the Company that sets out the terms of the grant of an Award.

  2.6 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised.

  2.7 "Board" means the Board of Directors of the Company.

  2.8 "Cash Award" means an Award granted pursuant to Article 9 of the Plan.

  2.9 "Change of Control" means any of the following: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the effective date of this Plan were directors or (y) become directors after the effective date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of this Plan or whose election or nomination for election was previously so approved; (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7; or (vi) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
Act) of an aggregate of 15% or more of the voting power of the Company's outstanding voting securities by any person or persons acting as a group (within the meaning of Rule 13d-5 under the Exchange Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the effective date of this Plan; provided, however, that, notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (v) Alan H. Goldfield ("Goldfield"), (w) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (x) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company; (y) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act; or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; and provided further that no Change of Control shall be deemed to have occurred from a transfer of the Company's voting securities by Goldfield to (v) a member of Goldfield's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Goldfield's lifetime or by will or the laws of descent and distribution; (w) any trust as to which Goldfield or a member (or members) of his immediate family is the beneficiary;
(x) any trust as to which Goldfield is the settlor with sole power to revoke;
(y) any entity over which

Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (z) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Goldfield. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Change of Control," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  2.10 "Code" means the Internal Revenue Code of 1986, as amended.

  2.11 "Committee" means the committee(s) appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

  2.12 "Common Stock" means the Common Stock, par value, $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

  2.13 "Company" means CellStar Corporation, a Delaware corporation.

  2.14 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

  2.15 "Discretionary Amendment" means any amendment to the Plan that does not require stockholder approval.

  2.16 "Employee" means any employee (including any employee who is also a director and/or officer) of the Company or its Subsidiaries.

  2.17 "Employment Agreement" means an agreement between the Company or any Subsidiary and a Participant, setting forth the terms and conditions of the Participant's employment by the Company or such Subsidiary. For purposes of the Plan, such term shall also be deemed to include any agreement between the Company or any Subsidiary and an Advisor, setting forth the terms and conditions of the Advisor's services for the Company or such Subsidiary.

  2.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

  2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.20 "Fair Market Value" of a share of Common Stock means such value as is determined by the Committee on the basis of such factors as it deems appropriate; provided that, if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or in the NASDAQ National Market System, the Committee shall make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there are no bid or asked quotations for such stock on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

  2.21 "Incentive" shall have the meaning given it in Section 2.4 above.

  2.22 "Incentive Stock Option" or "ISO" means a Stock Option that by its terms is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

  2.23 "Mandated Restrictions" shall have the meaning set forth in Article 3 below.

  2.24 "Nonemployee Director" means a member of the Board of Directors of the Company or any Subsidiary who is not an Employee.

  2.25 "Non-qualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

  2.26 "Option Exercise Price" means the price that must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

  2.27 "Option Period" means the period during which a Stock Option may be exercised.

  2.28 "Participant" shall mean an Employee, Nonemployee Director or Advisor to whom an Award is granted under this Plan.

  2.29 "Plan" means this CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time.

  2.30 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

  2.31 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan, which shares are subject to the restrictions or limitations set forth in Article 7 of this Plan and in the related Restricted Stock Agreement.

  2.32 "Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to an Award of Restricted Stock.

  2.33 "Retirement" means Termination of Service at or after the Company's established retirement age, unless otherwise defined in a particular Award Agreement. To the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Retirement," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

  2.34 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  2.35 "SAR Price" means the price that must be paid by a Participant upon exercise of an SAR, which shall be at least the Fair Market Value of each share of Common Stock covered by the SAR, determined on the Date of Grant of the SAR.

  2.36 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

  2.37 "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

  2.38 "Stock Appreciation Right" or "SAR" means the right to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

  2.39 "Stock Appreciation Right Agreement" means an agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Appreciation Rights.

  2.40 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option to purchase Common Stock.

  2.41 "Stock Option Agreement" means a written agreement between the Company and a Participant setting forth the terms and conditions of an Award of Stock Options.

  2.42 "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code; provided that, with respect to any Awards under the Plan other than Incentive Stock Options, the term "Subsidiary" shall be deemed to include (i) any limited partnership, if the Company or any subsidiary corporation owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(ii) any partnership, if the partners thereof are composed only of the Company, any subsidiary corporation, or any limited partnership listed in item
(i) above.

  2.43 "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent (within the meaning of Section 424(e) of the Code) or Subsidiaries). Whether a person is a Ten Percent Owner shall be determined with respect to a Stock Option based on the facts existing immediately prior to the Date of Grant of such Stock Option.

  2.44 "Termination of Service" occurs when a Participant who is an Employee, Nonemployee Director or Advisor shall cease to serve as an Employee, Nonemployee Director or Advisor for any reason; provided that, with respect to Incentive Stock Options, Termination of Service occurs when a Participant ceases to serve as an Employee.

  2.45 "Total and Permanent Disability" of a Participant means that the Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. With respect to any Award other than an Incentive Stock Option, to the extent that a Participant's Employment Agreement differs from the Plan with respect to the meaning of "Total and Permanent Disability," if such Employment Agreement has been approved by the Compensation Committee of the Board of Directors, the definition included in such Employment Agreement shall govern.

                                   ARTICLE 3

                                ADMINISTRATION

  The Plan shall be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board; provided that, (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by the full Board or by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such Board or committee member shall meet such qualifications as are required by Rule 16b-3 from time to time; and (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall meet such qualifications as are required, from time to time, to satisfy the Section 162(m) Exception. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

  The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

  Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine and designate from time to time the eligible persons to whom Awards will be granted and to determine and interpret the terms and provisions of each Award Agreement, including without limitation the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee. The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

  Subject to the provisions of the Plan, the Committee shall also have sole discretion and authority to (i) interpret the Plan; (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; (iii) modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Stock Option or SAR (or the exercise thereof) or to any shares of Restricted Stock; and (iv) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

  With respect to restrictions ("Mandated Restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction (collectively, "Applicable Law"), to the extent that any such Mandated Restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such Mandated Restrictions and/or to waive any such Mandate Restrictions with respect to outstanding Awards.

                                   ARTICLE 4

                                  ELIGIBILITY

  Any Employee, Nonemployee Director, or Advisor whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options; and provided further that, to the extent required by Applicable Law, no member of the Committee shall be eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Nonemployee Director, or Advisor. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine; provided that no Participant may receive during any fiscal year of the Company Awards in the form of shares of Common Stock, including Stock Options, SARs or Restricted Stock, the aggregate of which shall exceed 250,000 shares of Common Stock. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Nonemployee Directors and/or Advisors who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5

                            SHARES SUBJECT TO PLAN

  The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is 4,000,000 (as may be adjusted in accordance with Articles 12 and 13 hereof). Such shares of Common Stock may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. To the extent permitted by the stockholder approval requirements of Rule 16b-3, Sections 162(m) and 422 of the Code, and any other applicable law or regulation, shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or that are subject to expired and unexercised Stock Options or SARs, shall immediately become available for Awards under the Plan.

  During the term of this Plan, the Company will at all times reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6

                                 STOCK OPTIONS

  6.1 GRANT OF STOCK OPTIONS. The Committee may, in its sole discretion, grant Stock Options in accordance with the terms and conditions set forth in the Plan. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the Date of Grant, the total number of shares purchasable pursuant to the Stock Option, the Option Period, the vesting schedule (if any), and such other terms and provisions as are consistent with the Plan.

  6.2 OPTION EXERCISE PRICE. The Option Exercise Price for any Stock Option shall be determined by the Committee and shall be no less than One Hundred Percent (100%) of the Fair Market Value per share of Common Stock on the Date of Grant; provided that, with respect to any Incentive Stock Option that is granted to a Ten Percent Owner, the Option Exercise Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

  6.3 OPTION PERIOD. The Option Period for any Stock Option shall be determined by the Committee; provided that no portion of any Stock Option may be exercised after the expiration of ten (10) years from its Date of Grant; and provided further that, with respect to any Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

  6.4 MAXIMUM ISO GRANTS. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries or parent) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent that any Stock Option is granted under the Plan that is first exercisable in excess of the foregoing limitations, such Stock Option shall be deemed to be a Non-qualified Stock Option.

  6.5 EXERCISE OF STOCK OPTIONS. Subject to the terms, conditions, and restrictions of the Plan, each Stock Option may be exercised in accordance with the terms of the Stock Option Agreement pursuant to which the Stock Option is granted. If the Committee imposes conditions upon exercise of any Stock Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised; provided that, the Committee shall not, without the Participant's consent, accelerate any Incentive Stock Option if such acceleration would disqualify such Stock Option as an Incentive Stock Option. Notwithstanding anything in the Plan to the contrary, to the extent required by Rule 16b-3, a Reporting Participant may not exercise a Stock Option or Stock Appreciation Right until at least six month have expired from the "date of grant" (within the meaning of Rule 16b-
3).

  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company at its principal office (which notice shall set forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice, unless an earlier time shall have been mutually agreed upon) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 6.6 below; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (c) of Section 6.6 below), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the shares of Common Stock received upon exercise. No Stock Option may be exercised for a fractional share of Common Stock.

  6.6 PAYMENT OF OPTION EXERCISE PRICE. The Option Exercise Price may be paid as follows: (a) in cash or by certified check, bank draft, or money order payable to the order of the Company, (b) with Common Stock

(including Restricted Stock), valued at its Fair Market Value on the date of exercise, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted.

  Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office or other mutually agreed upon location within ten (10) business days after the exercise.

  If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

  6.7 LIMITATION ON INCENTIVE STOCK OPTION CHARACTERIZATION. To the extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Non-qualified Stock Option.

  6.8 TERMINATION OF SERVICE.

  Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Options held by such Participant shall be exercisable as follows:

    (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Option Period (if sooner).

    (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Option Period (if sooner).

    (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Options may be exercised, to the extent such Stock Options could have been exercised by the Participant on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Option Period (if sooner).

  6.9 TRANSFERABILITY OF STOCK OPTIONS.

  (a) Incentive Stock Options. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.

  The Committee may waive or modify any limitation contained in this Section 6.9(a) that is not required for compliance with Section 422 of the Code.

  (b) Non-qualified Stock Options.

    (1) Participants Other Than Reporting Participants. With respect to Non-qualified Stock Options granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Non-qualified Stock Options as the Committee, in its sole discretion, deems appropriate.

    (2) Reporting Participants. Except as may be specified by the Committee in accordance with the following paragraph, a Non-qualified Stock Option granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the Stock Option.

    The Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) that Non-qualified Stock Options granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

    The Committee may waive or modify any limitation contained in this
  Section 6.9(b)(2) that is not required from compliance with Rule 16b-3.

                                   ARTICLE 7

                               RESTRICTED STOCK

  7.1 GRANT OF RESTRICTED STOCK. The Committee may, in its sole discretion, grant Restricted Stock Awards in accordance with the terms and conditions set forth in the Plan. The grant of an Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement setting forth (i) the Date of Grant,
(ii) the number of shares of Restricted Stock awarded, (iii) the price, if any, to be paid by the Participant for such Restricted Stock, (iv) the time or times within which such Award may be subject to forfeiture, (v) specified performance goals, or other criteria, if any, that the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (vi) such other terms and provisions as are consistent with the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

  7.2 RESTRICTIONS AND CONDITIONS. Each Restricted Stock Award shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock in accordance with the terms and conditions of each Participant's Restricted Stock Agreement and the restrictions and conditions set forth below:

    (a) The shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time (the "Restriction Period") to be determined by the Committee for each Participant at the time of the Award. The restrictions shall prohibit the sale, transfer, pledge, assignment or other encumbrance of such shares and shall provide for possible reversion thereof to the Company in accordance with subparagraph (f) during the Restriction Period. The Restriction Period shall commence on the Date of Grant and, unless otherwise established by the Committee in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement, which conditions may provide for vesting based on
  (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) any other factor, as determined by the Committee in its sole discretion. The Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

    (b) From the Date of Grant of a Restricted Stock Award, the Participant shall have, with respect to his or her shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, subject to forfeiture of such rights, as provided in subparagraph (f) below.

    (c) Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock, which shall be registered in the name of the Participant, but shall be delivered by the Participant to the Company together with a stock power endorsed in blank. Each such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially in the following form:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE CELLSTAR CORPORATION 1993 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN AND IN A RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CELLSTAR CORPORATION. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF, AND WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST BY THE RECORD HOLDER, TO CELLSTAR CORPORATION, 1730 BRIERCROFT COURT, CARROLLTON, TEXAS 75006.

    Each Restricted Stock Agreement shall require that (i) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

    (d) Upon the lapse of a Restriction Period, the Company will return the stock certificates representing shares of Common Stock with respect to which the restrictions have lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative will issue a certificate for such shares that does not bear the legend set forth in subparagraph (c) above.

    (e) Any other securities or assets (other than ordinary cash dividends) that are received by a Participant with respect to shares of Restricted Stock awarded to such Participant, which shares are still subject to restrictions established in accordance with subparagraph (a) above, will be subject to the same restrictions and will be delivered by the Participant to the Company as provided in subparagraph (c) above.

    (f) Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee in its sole discretion, upon Termination of Service for any reason during the Restriction Period, any nonvested shares of Restricted Stock held by such Participant shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

  7.3 NOTICE TO COMPANY OF SECTION 83(B) ELECTION. Any Participant who exercises an election under Section 83(b) of the Code to have his or her receipt of shares of Restricted Stock taxed currently, without regard to restrictions, must give notice to the Company of such election immediately upon making such election. Any such election must be made within 30 days after the effective date of issuance and cannot be revoked except with the consent of the Internal Revenue Service.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

  8.1 GRANTS OF SARS. The Committee may, in its sole discretion, grant Stock Appreciation Rights in accordance with the terms and conditions set forth in the Plan. Each SAR Agreement may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are determined by the Committee in its sole discretion. An SAR may be granted in combination with, in addition to, or completely independent of, a Stock Option or any other Award. An SAR shall entitle a Participant to surrender to the Company all or a portion of the SAR in exchange for an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price, multiplied by the total number of shares of Common Stock with respect to which the SAR shall have been exercised.

  8.2 SAR PRICE. The SAR Price for any share of Common Stock subject to an SAR shall be no less than One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

  8.3 AWARD PERIOD. Subject to Section 8.9 below, the Award Period for any Stock Appreciation Right shall be determined by the Committee; provided that no portion of any Stock Appreciation Right may be exercised after the expiration of ten (10) years from its Date of Grant

  8.4 FORM OF PAYMENT. In the discretion of the Committee, the Company may satisfy its payment obligation upon a Participant's exercise of an SAR (i) in cash, (b) in shares of Common Stock valued at their Fair Market Value on the date of exercise, or (c) in part with cash and in part with shares of Common Stock.

  8.5 EXERCISE OF SARS. Subject to the following paragraph, each Stock Appreciation Right shall be exercisable in accordance with the terms of the Stock Appreciation Rights Agreement pursuant to which the Stock Appreciation Right is granted. Subject to the conditions of this Section 8.5 and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof, which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the date of exercise, the Participant shall receive from the Company in exchange therefor payment in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) of one share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered.

  A transaction under the Plan involving the exercise of an SAR and the receipt of cash in complete or partial settlement of the SAR by a Reporting Participant shall be subject to the satisfaction of all of the following conditions:

    (a) the Company shall have been subject to and complied with the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior to the exercise of the SAR;

    (b) the Company regularly releases for publication quarterly and annual summary statements of sales and earnings;

    (c) any election by the Reporting Participant to receive cash in full or partial settlement of the SAR, as well as the exercise by the insider of the SAR for cash, shall have been made during the period beginning on the third business day following the date of release of the financial data specified in clause (ii) of this sentence and ending on the twelfth day following such date, unless the exercise by the participant of the SAR is for cash and the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant, in which case the condition in this subparagraph (c) shall not be applicable; and

    (d) The SAR must be held for six months from the date of acquisition to the date of cash settlement.

  If the conditions to the exercise of an SAR by a Reporting Participant contained in Rule 16b-3 are subsequently modified, the foregoing conditions shall automatically be deemed amended to incorporate such modifications. Furthermore, the Committee may waive any limitation contained in this Section that is not required for compliance with Rule 16b-3.

  8.6 EFFECT ON STOCK OPTIONS AND VICE-VERSA. Whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the number of shares of Stock available under the Stock Option to which the Stock Appreciation Right relates will decrease by a number equal to the number of shares of Common Stock for which the Stock Appreciation Right is exercised. Upon the exercise of a Stock Option, any related SAR will terminate as to any number of shares of Common Stock subject to such Stock Appreciation Right that exceeds the total number of shares of Common Stock for which the Stock Option remains unexercised.

  8.7 TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise permitted by the Committee, in its sole discretion, in the event of Termination of Service of a Participant, any Stock Appreciation Rights held by such Participant shall be exercisable as set forth below; provided that, whenever a Stock Appreciation Right is granted in relation to a Stock Option and the exercise of one affects the right to exercise the other, the Stock Appreciation Right may be exercised only during the period, if any, within which the Stock Option to which it relates may be exercised.

    (a) Termination Due to Death or Total and Permanent Disability. In the event of a Participant's Termination of Service due to death or Total and Permanent Disability, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's death or Total and Permanent Disability (as applicable), for a period of twelve (12) months after the Participant's death or Total and Permanent Disability (as applicable) or until the expiration of the original Award Period (if sooner).

    (b) Termination Due to Retirement. In the event of a Participant's Termination of Service due to Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised by the Participant on the date of the Participant's Retirement, for a period of three (3) months after the date of the Participant's Retirement or until the expiration of the original Award Period (if sooner).

    (c) Termination for Reasons Other than Death, Total and Permanent Disability, or Retirement. In the event of a Participant's Termination of Service for any reason other than death, Total and Permanent Disability, or Retirement, such Participant's Stock Appreciation Rights may be exercised, to the extent such Stock Appreciation Rights could have been exercised on the date of such Termination of Service, for a period of thirty (30) days after the date of such Termination of Service or until the expiration of the original Award Period (if sooner).

  8.8 TRANSFERABILITY OF STOCK APPRECIATION RIGHTS.

    (a) Participants Other Than Reporting Participants. Subject to Section
  8.9 below, with respect to SARs granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) such provisions regarding transferability of the SARs as the Committee, in its sole discretion, deems appropriate.

    (b) Reporting Participants. Subject to Section 8.9 below, and except as may be specified by the Committee in accordance with the following paragraph, a Stock Appreciation Right granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the SAR.

    Subject to Section 8.9 below, the Committee may, in its sole discretion, provide in any Stock Appreciation Rights Agreement (or in an amendment to any existing Stock Appreciation Rights Agreement) that Stock Appreciation Rights granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer.

    The Committee may waive or modify any limitation contained in this
  Section 8.8(b) that is not required from compliance with Rule 16b-3.

  8.9 TANDEM INCENTIVE STOCK OPTION--STOCK APPRECIATION RIGHT. Whenever an Incentive Stock Option and a Stock Appreciation Right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

    (a) The Stock Appreciation Right shall expire no later than the expiration of the underlying Incentive Stock Option;

    (b) The Stock Appreciation Right may be for no more than the difference between the Stock Option Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised;

    (c) The Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

    (d) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

    (e) The Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock subject to the underlying Incentive Stock Option exceeds the Option Exercise Price of the underlying Incentive Stock Option.

                                   ARTICLE 9

                                  CASH AWARDS

  9.1 GRANT OF CASH AWARDS. The Committee may, in its sole discretion, grant Cash Awards in accordance with the terms and conditions set forth in the Plan. Each related Award Agreement shall set forth (i) the amount of the Cash Award,
(ii) the time or times within which such Award may be subject to forfeiture, if any, (iii) specified performance goals, or other criteria, if any, as the Committee may determine must be met in order to remove any restrictions (including vesting) on such Award, and (iv) any other terms, limitations, restrictions, and conditions of the Incentive that are consistent with this Plan.

  The Award Agreement shall also set forth the vesting period for the Cash Award, if any, which shall commence on the Date of Grant and, unless otherwise established by the Committee in the Award Agreement, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service,
(ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

  9.2 TERMINATION OF SERVICE. Subject to the provisions of the particular Award Agreement, and unless otherwise permitted by the Committee, in its sole discretion, upon Termination of Service for any reason during a vesting period (if any), the nonvested portion of a Cash Award shall be forfeited by the Participant. Upon any forfeiture, all rights of a Participant with respect to the forfeited Cash Award shall cease and terminate, without any further obligation on the part of the Company.

  9.3 FORM OF PAYMENT. In the sole discretion of the Committee, the Company may satisfy its obligation under a Cash Award by the distribution of that number of shares of Common Stock, Stock Options, or Restricted

Stock, or any combination thereof, having an aggregate Fair Market Value (as of the date of payment) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash. If required by Rule 16b-3 at the time of distribution, any shares of Common Stock distributed to a Reporting Participant must be held by such Participant for at least six months from the date of distribution.

                                  ARTICLE 10

                          AMENDMENT OR DISCONTINUANCE

  The Plan may be amended or discontinued by the Board, or, if the Board has specifically delegated this authority to the Committee, by the Committee, without the approval of the stockholders; provided that no amendment shall be made without approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law or regulation. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award has theretofore been granted, adversely affect the rights of such Participant with respect to such Award.

                                  ARTICLE 11

                                     TERM

  Unless sooner terminated by action of the Board, the Plan will terminate on December 3, 2003.

                                  ARTICLE 12

                              CAPITAL ADJUSTMENTS

  If at any time while the Plan is in effect, or while unexercised Stock Options or SARs or unvested shares of Restricted Stock are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company, then and in such event:

    (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock then subject to being awarded to a Participant, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded;

    (b) Appropriate adjustments shall be made in the number of shares of Common Stock purchasable under outstanding, unexercised Stock Options and the Option Exercise Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Exercise Price;

    (c) Appropriate adjustments shall be made in the number of shares of Common Stock subject to outstanding, unexercised SARs and the SAR Price therefor, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; and

    (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

  Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, (i) the number, or Option Exercise Price, of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, (ii) the number, or SAR Price, of SARs then subject to outstanding SARs granted under the Plan, or (iii) the number of outstanding shares of Restricted Stock.

  Upon the occurrence of each event requiring an adjustment with respect to Stock Options, SARs, or shares of Restricted Stock, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 13

                  RECAPITALIZATION, MERGER AND CONSOLIDATION

  (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

  (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised or unvested portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company that were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives be thereafter pertain to such stock, securities, cash, or property in accordance with their terms (subject to subparagraph (d) below). Notwithstanding the foregoing, however, all such Incentives may be cancelled by the Board as of the effective date of any such reorganization, merger, or consolidation, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise during the thirty (30) day period next preceding such effective date of any outstanding Stock Options or SARs, whether or not vested in accordance with their original terms, and by waiving all restrictions on outstanding shares of Restricted Stock.

  (d) In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all unmatured installments of Incentives outstanding shall thereupon automatically be accelerated and exercisable in full, and all restrictions and/or performance goals with respect to any Incentive shall be deemed satisfied. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                  ARTICLE 14

                          LIQUIDATION OR DISSOLUTION

  In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of any Option or SAR (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), then in such event the exercise prices then in effect with respect to any outstanding Stock Options or SARs shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                  ARTICLE 15

    INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER CORPORATIONS

  Stock Options, SARs and shares of Restricted Stock may be granted under the Plan from time to time in substitution for options, stock appreciation rights or shares of restricted stock held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options, stock appreciation rights or shares of restricted stock in substitution for which they are granted.

                                  ARTICLE 16

                           MISCELLANEOUS PROVISIONS

  16.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

  16.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

  16.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

  16.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

  16.5 COMPLIANCE WITH SECURITIES LAWS AND OTHER RULES AND REGULATIONS. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall have no obligation to sell or issue shares of Common Stock under any Incentive if the Committee determines, in its sole discretion, that issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority (including Section 16 of the Exchange Act) or any securities exchange or other forum in which shares of Common Stock are traded; and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.

  16.6 WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF ISO HOLDING PERIOD.

  (a) Condition Precedent. Whenever shares of Common Stock are to be issued pursuant an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.

  (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with an Award, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Stock Options, through the withholding by the Company ("Company Withholding") of a portion of the shares of Common Stock acquired upon the exercise of the Stock Options (provided that, with respect to any Stock Option held by a Reporting Participant, at least six months has elapsed between the Date of Grant of such Stock Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion; provided that a Reporting Participant shall not be permitted to satisfy his or her withholding obligation through Company Withholding unless required to do so by the Committee, in its sole discretion. The Committee may waive or modify any limitation contained in this Section that is not required for compliance with Rule 16b-3.

  (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

  16.7 USE OF PROCEEDS. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

  16.8 LEGEND. Each certificate representing shares of Common Stock issued to a Participant pursuant to the Plan shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof and the applicable security laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

    On the face of the certificate:

    "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

    On the reverse:

    "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain CellStar Corporation 1993 Amended and Restated Long-Term Incentive Plan, as amended from time to time, a copy of which is on file at the principal office of the Company in Carrollton, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

    Insert the following legend on the certificate if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

    "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

  A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

  IN WITNESS WHEREOF, the Company has caused this instrument to be executed as
of         , 1998, by its President and Secretary pursuant to prior action taken by the Board.

                                          CellStar Corporation

                                          By: _________________________________
                                             President

Attest:

---------------------
Secretary

                               PRELIMINARY COPY
                                     PROXY

                             CELLSTAR CORPORATION
                             1730 BRIERCROFT COURT
                            CARROLLTON, TEXAS 75006


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Alan H. Goldfield and Elaine F. Rodriguez as Proxies, each with the power to act without the other and to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the other side, all the shares of common stock of CellStar Corporation held of record by the undersigned on April 3, 1998 at the Annual Meeting of Stockholders of the Company to be held on May 19, 1998 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

- FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE                      Please mark
PROPOSALS. PLEASE REVIEW CAREFULLY THE PROXY STATEMENT DELIVERED WITH THIS                        your votes as   [X]
PROXY.                                                                                            indicated in
                                                                                                  this example

1. Proposal to elect ALAN H. GOLDFIELD and TERRY S. PARKER as directors for a term of three years or until their successors are elected and qualified.

    FOR all nominees                 WITHHOLD                 INSTRUCTION: To withhold authority to vote for any
listed above (except as             AUTHORITY                 individual nominee, write that nominee's name in
 marked to the contrary       to vote for all nominees        the space provided below.
     to the right)                 listed above
       [  ]                          [  ]                     ____________________________________________________

2. Proposal to approve the amendment to                _      The Proxies are authorized to vote, in their discretion,
   the Company's Amended and Restated                   |     upon such other business as may properly come before
   Certificate of Incorporation                               the meeting.

    FOR       AGAINST      ABSTAIN                            Dated: ______________________________, 1998
   [  ]        [  ]         [  ]

3. Proposal to approve the amendment and                      ___________________________________________
   restatement of the CellStar Corporation                    Signature
   1993 Amended and Restated Long-Term
   Incentive Plan.                                            ___________________________________________
                                                              Signature if held jointly
    FOR       AGAINST       ABSTAIN
   [  ]        [  ]         [  ]
                                                              Please sign exactly as name appears hereon. When shares
                                                              are held by joint tenants, both should sign. When signing
                                                              as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please
                                                              sign in full corporate name by the President or other
                                                              authorized officer. If a partnership, please sign in
                                                              partnership name by an authorized person.


                                                     - FOLD AND DETAIL HERE -


                                  YOUR VOTE IS IMPORTANT TO THE COMPANY



                                               PLEASE SIGN AND RETURN YOUR PROXY BY
                                             TEARING OFF THE TOP PORTION OF THIS SHEET
                                             AND RETURNING IT PROMPTLY IN THE ENCLOSED
                                                       POSTAGE-PAID ENVELOPE